Exhibit 10.80

Confidential

1st AMENDMENT TO DISTRIBUTION AGREEMENT

This 1st Amendment to Distribution Agreement, dated as of January 24, 2007, is entered into by and between TCBY SYSTEMS, LLC, a Delaware limited liability company (“COMPANY”) and SOUTHWEST TRADERS, INC., a California corporation (“DISTRIBUTOR”).

RECITALS

WHERAS, the COMPANY and DISTRIBUTOR entered into a Distribution Service Agreement dated April 12, 2006 (“Agreement”),

WHEREAS, DISTRIBUTOR commenced service to the Temecula Territory and the Sacramento Territory (combined the “Territory”) as of June 5, 2006 (the “Effective Date”),

WHEREAS, Sections 1 and 2.02 of the Agreement provide the ability for COMPANY and DISTRIBUTOR to expand their relationship outside of the Territory.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants contained in the Agreement and this 1st Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

(1)                                  COMPANY appoints DISTRIBUTOR as its primary foodservice distributor for the Stores serviced out of DISTRIBUTOR’s distribution center located in Dallas, Texas (the “Dallas Territory” and, when combined with the Temecula and Sacramento Territories, the “Territory” for all uses of the term in the Agreement) and DISTRIBUTOR hereby accepts such appointment.  The Dallas Territory includes the entire state of Texas.  DISTRI BUTOR also agrees to service new Stores in the state of Oklahoma if such Stores are within a thirty (30) mile distance from an existing route of DISTRIBUTOR.  An initial list of stores in the Dallas Territory is attached as Schedule 1.  DISTRIBUTOR will commence service in the Dallas Territory on March 26, 2007.

(2)                                  Section 3.04 of the Agreement is hereby amended to provide that DISTRIBUTOR will pick up the present distributor’s inventory located in Dallas, Texas, in the manner and on the terms currently outlined in the Agreement.

(3)                                  Section 4.01 of the Agreement is hereby amended to acknowledge that the current Markup for all Stores in the Temecula and SacramentoTerritories is presently [CONFIDENTIAL](1) per case with a [CONFIDENTIAL](2).  The Markup for Stores in the Territory will be increased to [CONFIDENTIAL](3) per case (due to the temporary elimination of the [CONFIDENTIAL](4) per case rebate in the Sacramento and Temecula Territories) and an initial Markup of [CONFIDENTIAL](5) per case will be instituted for the Dallas Territory, commencing at the start of service to Stores located in the Dallas Territory (currently expected to be March 26, 2006) and continuing for a period of exactly three (3) months from the start of such service.  Immediately after this initial three (3) month period, the Markup for the Temecula and Sacramento Territories will be reduced back to [CONFIDENTIAL](6) per case (by re-instituting the [CONFIDENTIAL](7) per case rebate back to the COMPANY or by reducing the Sell Price to the Stores or some combination of the two, at the discretion of the COMPANY) and will remain at that level until reviewed pursuant to Section 6 below. In the event the COMPANY decides to continue to receive all or a portion of the [CONFIDENTIAL](8), such rebate will remain in effect until COMPANY notifies DISTRIBUTOR at least twenty (20) days prior to the beginning of the month that it would like to eliminate the rebate and reduce the Sell Price of the Products accordingly.

Immediately after the initial three (3) month period from the start of service in the Dallas Territory, the Markup will remain at [CONFIDENTIAL](9) per case for the Stores in the Dallas Territory for an additional three (3) month period.  Six (6) months after the start of service in the Dallas Territory the Markup will be reviewed in accordance with Section 4 below.

Notwithstanding the foregoing, DISTRIBUTOR will immediately notify COMPANY in the event it has entered into a written contract extension with its current largest customer serviced out of its Dallas, Texas distribution center and, effective the 1st day of the month immediately following such extension, it will reduce the Markup in the Dallas Territory

(1)             Confidential treatment has been requested for the redacted portion.  The confidential, redacted portions have been filed separately with the SEC.

(2)             Confidential treatment has been requested for the redacted portion.  The confidential, redacted portions have been filed separately with the SEC.

(3)             Confidential treatment has been requested for the redacted portion.  The confidential, redacted portions have been filed separately with the SEC.

(4)             Confidential treatment has been requested for the redacted portion.  The confidential, redacted portions have been filed separately with the SEC.

(5)             Confidential treatment has been requested for the redacted portion.  The confidential, redacted portions have been filed separately with the SEC.

(6)             Confidential treatment has been requested for the redacted portion.  The confidential, redacted portions have been filed separately with the SEC.

(7)             Confidential treatment has been requested for the redacted portion.  The confidential, redacted portions have been filed separately with the SEC.

(8)             Confidential treatment has been requested for the redacted portion.  The confidential, redacted portions have been filed separately with the SEC.

(9)             Confidential treatment has been requested for the redacted portion.  The confidential, redacted portions have been filed separately with the SEC.

to [CONFIDENTIAL](10) per case until the semi-annual review required in Section (4) below.

Notwithstanding this amendment, the Markup will remain at [CONFIDENTIAL](11) for those Products currently listed in Section 4.01 for all Stores located in the Territory.

(4)                                  Six (6) months after the commencement of service to the Stores in the Dallas Territory, COMPANY and DISTRIBUTOR will determine the Markup for the Stores in the Dallas Territory based on the average delivery size of all Stores in the Dallas Territory during this initial service period in accordance with the following schedule and such Markup shall remain in effect for the Dallas Territory until the annual review pursuant to Section 6 below:

Average Delivery Size for Preceding 6 Months	Markup for Next 6 Months
50.00-55.99 Cases	[CONFIDENTIAL](12)
56.00-61.99 Cases	[CONFIDENTIAL](13)
62.00-67.99 Cases	[CONFIDENTIAL](14)
68.00-73.99 Cases	[CONFIDENTIAL](15)
74.00-79.99 Cases	[CONFIDENTIAL](16)

(5)                                  Section 4.03 of the Agreement is hereby amended to provide that the fuel surcharge for deliveries to Stores located in the Dallas Territory will be based on the Midwest Weekly Retail On-Highway diesel fuel price compiled by the Energy Information Administration.  All other provisions of this Section 4.03 to implement the fuel surcharge in the Dallas Territory will remain unchanged.

(6)                                  Section 4.04 of the Agreement is hereby amended to provide that the annual review of the Markup for all Stores in the Territory will first take place twelve (12) months after the commencement of service to all Stores in the Dallas Territory but will be based on the average delivery size of all Stores in the Territory in accordance with the following schedule:

(10)       Confidential treatment has been requested for the redacted portion.  The confidential, redacted portions have been filed separately with the SEC.

(11)       Confidential treatment has been requested for the redacted portion.  The confidential, redacted portions have been filed separately with the SEC.

(12)       Confidential treatment has been requested for the redacted portion.  The confidential, redacted portions have been filed separately with the SEC.

(13)       Confidential treatment has been requested for the redacted portion.  The confidential, redacted portions have been filed separately with the SEC.

(14)       Confidential treatment has been requested for the redacted portion.  The confidential, redacted portions have been filed separately with the SEC.

(15)       Confidential treatment has been requested for the redacted portion.  The confidential, redacted portions have been filed separately with the SEC.

(16)       Confidential treatment has been requested for the redacted portion.  The confidential, redacted portions have been filed separately with the SEC.

Average Delivery Size for Preceding 12 Months	Markup for Next 12 Months
50.00-55.99 Cases	[CONFIDENTIAL](17)
56.00-61.99 Cases	[CONFIDENTIAL](18)
62.00-67.99 Cases	[CONFIDENTIAL](19)
68.00-73.99 Cases	[CONFIDENTIAL](20)
74.00-79.99 Cases	[CONFIDENTIAL](21)

(5)                                  Section 4.05(d) is hereby amended to incorporate Schedules 6C and 7C, which are attached, into the Agreement for the Dallas Territory.

(6)                                  Section 4.09(a) is hereby amended to increase the annual support payment to the Company from [CONFIDENTIAL](22).

(7)                                  Section 6.01 is hereby amended to extend the Initial Term of the Agreement to a period exactly three (3) years after the commencement of full service to all Stores to be serviced in the Dallas Territory.

IN WITNESS WHEREOF, each of the parties hereto has caused this 1st Amendment to be executed and delivered by its duly authorized officers on the day and year first written above.

TCBY Systems, LLC

By:	/s/ Michael Ward

Name: Michael Ward

Its: EVP, Chief Legal Officer

(17)       Confidential treatment has been requested for the redacted portion.  The confidential, redacted portions have been filed separately with the SEC.

(18)       Confidential treatment has been requested for the redacted portion.  The confidential, redacted portions have been filed separately with the SEC.

(19)       Confidential treatment has been requested for the redacted portion.  The confidential, redacted portions have been filed separately with the SEC.

(20)       Confidential treatment has been requested for the redacted portion.  The confidential, redacted portions have been filed separately with the SEC.

(21)       Confidential treatment has been requested for the redacted portion.  The confidential, redacted portions have been filed separately with the SEC.

(22)       Confidential treatment has been requested for the redacted portion.  The confidential, redacted portions have been filed separately with the SEC.

Southwest Traders, Inc.

By:	/s/ Ken Smith

Name: Ken Smith

Its: President

Schedule 1

[Confidential Treatment has been requested for this Schedule.  The confidential redacted portions have been filed separately with the SEC]

Schedule 6C

[Confidential Treatment has been requested for this Schedule.  The confidential redacted portions have been filed separately with the SEC]

Schedule 7C

[Confidential Treatment has been requested for this Schedule.  The confidential redacted portions have been filed separately with the SEC]